UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-16214                 14-0462060
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)

     1373 Broadway, Albany, New York                            12204
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
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                                TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01         Financial Statements and Exhibits


SIGNATURES

EXHIBIT INDEX

99.1 Press Release entitled "Albany International Corp. Confirms CEO Succession"

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 13, 2005, the Company issued a press release entitled "Albany International Corp. Announces CEO Successor," a copy of which was filed as an exhibit to a Current Report on Form 8-K filed on May 18, 2005. On January 3, 2006, the Company issued a press release entitled "Albany International Corp. Confirms CEO Succession" to confirm that the events described in the May 13 release had taken place. Joseph G. Morone, the Company's President since September 1, 2005, became President and Chief Executive Officer on January 1, 2006, following the retirement of Frank R. Schmeler as Chief Executive Officer on December 30, 2005. Mr. Schmeler remains Chairman of the Company's Board of Directors.

Item 9.01      Financial Statements and Exhibits

Exhibit 99.1 Press release entitled "Albany International Corp. Confirms CEO Succession"

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALBANY INTERNATIONAL CORP.

                                       By: /s/ Michael C. Nahl
                                           -----------------------------------

                                       Name:  Michael C. Nahl
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

Date: January 3, 2006